Exhibit 10.1

AMENDMENT TO AMENDMENT NO. 4 AND
FORBEARANCE AND STANDSTILL AGREEMENT

AMENDMENT TO AMENDMENT NO. 4 AND FORBEARANCE AND STANDSTILL AGREEMENT dated as of September 30, 2008 (this “Agreement”) between HERBST GAMING, INC. (the “Borrower”), the Subsidiaries of the Borrower executing a counterpart hereof (the “Grantors” and, together with the Borrower, the “Loan Parties”) and WILMINGTON TRUST COMPANY, as administrative agent for the lenders parties to the Credit Agreement referenced below (in such capacity, together with its successors in such capacity, the “Administrative Agent”).

The Borrower, the Grantors, the Lenders parties thereto and the Administrative Agent are parties to (i) a Credit Agreement dated as of January 3, 2007 (as amended by Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of August 14, 2007, Amendment No. 2 to Second Amended and Restated Credit Agreement dated as of December 14, 2007, Omnibus Amendment No. 3 and Appointment and Acceptance dated as of April 24, 2008, the Forbearance Agreement (as defined below) and as further amended, supplemented and otherwise modified from time to time, the “Credit Agreement”) and (ii) an Amendment No. 4 and Forbearance and Standstill Agreement dated as of May 15, 2008 (the “Forbearance Agreement”).

The Borrower, the Grantors and the Administrative Agent (pursuant to authority granted by and having obtained all necessary consents of the Requisite Lenders parties to the Credit Agreement and the Forbearance Agreement) wish now to amend the Forbearance Agreement in certain respects, and, accordingly, the parties hereto hereby agree as follows:

Section 1.  Definitions.  Except as otherwise defined in this Agreement, terms defined in the Credit Agreement and the Forbearance Agreement are used herein as defined therein.

Section 2.  Amendments to Forbearance Agreement.  Subject to the satisfaction of the conditions precedent specified in Section 4 hereof, but effective as of the date hereof, the Forbearance Agreement shall be amended as follows:

(a)           Add Certain Defaults to Loan Parties’ Acknowledgments.  The first two sentences of Section 1(a) of the Forbearance Agreement shall be amended to read in their entirety as follows:

“Each of the Financial Statement Default, the Financial Covenant Default, the SEC Reporting Default and the Senior Subordinated Notes Default (each as defined in Schedule A hereto) constitutes an Event of Default that has occurred, remains uncured, has not been waived and is continuing as of the date of the Amendment to this Agreement dated as of September 30, 2008 (the “Amendment”) and cannot be cured.  Except for the Financial Statement Default, the Financial Covenant Default, the SEC Reporting Default and the Senior Subordinated Notes Default, no other Defaults or Events of Default have occurred and are continuing as of the date of the Amendment.”

(b)           Extend Forbearance Period.  Section 2 of the Forbearance Agreement shall be amended by (i) deleting the words “Subject to the satisfaction of the conditions precedent specified in Section 5 below, but” in the first two lines thereof and capitalizing the initial reference to the word “effective” contained therein and (ii) replacing the date “September 30, 2008” contained in subclause (a) thereof with “November 5, 2008”.

(c)           Extend Period for Borrowing Eurodollar Rate Loans.  Section 4(a)(iii) of the Forbearance Agreement shall be amended by replacing the date “September 30, 2008” contained therein with “November 5, 2008”.

1

(d)           Add Specified Defaults.  Numbered items 3, 5 and 6 of Schedule A to the Forbearance Agreement shall be amended to read in their entirety as follows:

“3.           An Event of Default under Section 6.02(a) of the Credit Agreement solely with respect to the inability to certify as to paragraph 3 of the Compliance Certificate as a result of the Financial Statement Default, the Financial Covenant Default (as defined below), the SEC Reporting Default (as defined below), the Senior Subordinated Notes Default (as defined below) and the other Specified Defaults set forth herein.

5.             An Event of Default under Sections 7.12, 7.13 and 7.14 of the Credit Agreement solely with respect to the Fiscal Quarters ending March 31, 2008, June 30, 2008 and September 30, 2008 (together, the “Financial Covenant Default”).

6.             An Event of Default under Section 8.01(e) of the Credit Agreement solely as a result of failure to (i) file reports with the Securities and Exchange Commission (“SEC”) within the time periods specified in the SEC’s rules and regulations, including the Company’s failure to satisfactorily file management’s report on internal control over financial reporting in connection with its Annual Report on Form 10-K for the year ended December 31, 2007 (the “SEC Reporting Default”), and (ii) pay interest due under the Senior Subordinated Notes (the “Senior Subordinated Notes Default”), in each case unless such Event of Default results in the acceleration of any of the Senior Subordinated Notes.”

Section 3.  Representations and Warranties.  Each of the Loan Parties represents and warrants to the Lenders and the Administrative Agent, as to itself and each of its subsidiaries, that (i) the representations and warranties of each Loan Party set forth in the Credit Agreement, the Forbearance Agreement and the other Loan Documents are true and correct in all material respects as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct in all material respects as of such specific date, in each case other than as a result of the occurrence of the Financial Statement Default, the Financial Covenant Default, the SEC Reporting Default and the Senior Subordinated Notes Default (each as defined in the Forbearance Agreement as to be amended hereby)), except for those representations and warranties listed on Schedule C to the Forbearance Agreement, and (ii) no Default or Event of Default (other than the Financial Statement Default, the Financial Covenant Default, the SEC Reporting Default and the Senior Subordinated Notes Default) has occurred and is continuing.

Section 4.  Conditions Precedent.  The amendments set forth in Section 2 hereof shall become effective, as of the date hereof, upon satisfaction of the following conditions:

                (a)           The Administrative Agent shall have received counterparts of this Agreement, executed and delivered by the Borrower and each other Loan Party.

                (b)           The Borrower shall have paid (i) the accrued interest and fees under the Credit Agreement due on October 1, 2008 (pursuant to Section 4(a)(i) of the Forbearance Agreement) and (ii) all costs, expenses and fees as set forth in Section 10.04 of the Credit Agreement.

Section 5.  Release.  Each Loan Party, on behalf of itself, and any Person claiming by, through or under such Loan Party (collectively, the “Loan Party Group”) acknowledges that it has no claim, counterclaim, setoff, recoupment, action or cause of action of any kind or nature whatsoever (“Claims”) against all or any of the Administrative Agent or any of the Lenders or any of their respective directors, officers, employees, agents, attorneys, financial advisors, legal representatives, affiliates, shareholders, partners, successors and assigns (the Administrative Agent or any of the Lenders and their respective directors, officers, employees, agents, attorneys, financial advisors, legal representatives,

2

affiliates, shareholders, partners, successors and assigns are jointly and severally referred to as the “Lender Group”), that directly or indirectly arise out of or are based upon or in any manner connected with any “Prior Event” (as defined below), and each Loan Party on behalf of itself and all the other members of the Loan Party Group hereby releases each member of the Lender Group from any liability whatsoever should any Claims nonetheless exist.  As used herein the term “Prior Event” means any transaction, event, circumstances, action, failure to act or occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun prior to the execution of this Agreement and occurred, existed, was taken, permitted or begun in accordance with, pursuant to or by virtue of any terms of the Credit Agreement, the Forbearance Agreement, this Agreement, any other Loan Document or any of the transactions contemplated herein or therein or any oral or written agreement relating to any of the foregoing, including without limitation any approval or acceptance given or denied.  This Section 5 shall survive the termination of this Agreement and shall remain in full force and effect even if any of the conditions set forth in Section 4 above are not satisfied.

Section 6.  References Generally.  References in the Forbearance Agreement (including references to the Forbearance Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Forbearance Agreement as amended hereby.  This Agreement is a Loan Document for all purposes of the Credit Agreement.

Section 7.  Miscellaneous.  This Agreement shall be limited as written and nothing herein shall be deemed to constitute a waiver of any other term, provision or condition of the Credit Agreement, the Forbearance Agreement or any other Loan Document in any other instance than as set forth herein or prejudice any right or remedy that the Administrative Agent or any Lender may have or may in the future have under the Credit Agreement, the Forbearance Agreement or any other Loan Document.  Except as herein provided, each of the Credit Agreement, the Forbearance Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby in all respects ratified and confirmed.  This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.  Delivery of an executed counterpart of a signature page to this Agreement by electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.  This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

3

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

WILMINGTON TRUST COMPANY,
as Administrative Agent

By:
Name:
Title:

HERBST GAMING, INC.

By:
Name:
Title:

FLAMINGO PARADISE GAMING, LLC

By:
Name:
Title:

MARKET GAMING, INC.

By:
Name:
Title:

CARDIVAN COMPANY

By:
Name:
Title:

CORRAL COIN, INC.

By:
Name:
Title:

CORRAL COUNTRY COIN, INC.

By:
Name:
Title:

E-T-T ENTERPRISES L.L.C.

By:
Name:
Title:

E-T-T, INC.

By:
Name:
Title:

HGI – ST. JO, INC.

By:
Name:
Title:

HGI – LAKESIDE, INC.

By:
Name:
Title:

HGI – MARK TWAIN, INC.

By:
Name:
Title:

THE SANDS REGENT

By:
Name:
Title:

ZANTE INC.

By:
Name:
Title:

LAST CHANCE, INC.

By:
Name:
Title:

CALIFORNIA PROSPECTORS, LTD.

By:
Name:
Title:

PLANTATION INVESTMENTS, INC.

By:
Name:
Title:

DAYTON GAMING, INC.

By:
Name:
Title:

THE PRIMADONNA COMPANY, LLC

By:
Name:
Title: